UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2015

Patterson-UTI Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Gears Road, Suite 500, Houston, Texas	77067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-765-7100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 22, 2015, Patterson-UTI Energy, Inc. (the "Company") announced financial results for the three and nine months ended September 30, 2015. The press release, dated October 22, 2015, is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information furnished pursuant to Item 2.02, including Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is furnished herewith:

99.1	Press Release dated October 22, 2015 announcing financial results for the three and nine months ended September 30, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

October 22, 2015	By:	/s/ John E. Vollmer III
Name: John E. Vollmer III
Title: Senior Vice President - Corporate Development, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 22, 2015 announcing financial results for the three and nine months ended September 30, 2015.